EXHIBIT 32

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Karma Media, Inc. ("Karma Media") on Form 10-QSB for the three-month period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dominique Einhorn, President and Chief Executive Officer of Karma Media, and I, Gerard Keenan, Principal Financial Officer of Karma Media, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Karma Media

Date: May 16, 2005

/s/ Dominique Einhorn

Dominique Einhorn

President and Chief Executive Officer

Date: May 16, 2005

/s/ Gerard Keenan

Gerard Keenan

Principal Financial Officer